UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2026

OptimizeRx Corporation

(Exact name of registrant as specified in charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Charles Street, Suite 302

Waltham, MA 02453

(Address of principal executive offices)

Registrant’s telephone number, including area code: 248.651.6568

                           Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 3, 2026, the Board of Directors (the “Board”) of OptimizeRx Corporation (the “Company”), upon the recommendation of the Board’s Nominating & Governance Committee, appointed Mary Varghese Presti to serve as a director of the Company until the date of the Company’s 2026 annual meeting of stockholders and until her successor is elected and qualified, except in the event of her earlier death, resignation or removal. The appointment of Ms. Varghese Presti as an independent director is in furtherance of the Company’s ongoing process to refresh and expand its Board. In connection with Ms. Varghese Presti’s appointment to the Board, the Board expanded the size of the Board to seven members from its current six members. The Board also appointed Ms. Varghese Presti to serve as a member of the Audit Committee.

As a non-employee director, Ms. Varghese Presti will participate in the Company’s previously disclosed non-employee director compensation program, which includes, among other things, an annual cash retainer of $45,000, an annual equity grant with a grant date value of approximately $175,000, and an additional annual cash retainer of $10,000 for serving as a member of the Audit Committee.

Item 7.01 Regulation FD Disclosure.

On April 8, 2026, the Company issued a press release announcing the appointment of Ms. Varghese Presti to its Board. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated April 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: April 8, 2026	By:	/s/ Marion Odence-Ford
		Name:	Marion Odence-Ford
		Title:	Chief Legal & Administrative Officer

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